SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 30, 2010

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut  06901
(Address of principal executive offices)

(203) 324-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 1.01	Entry into a Material Definitive Agreement
Items 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
10.1	Second Amendment to Securities Purchase Agreement, by and among Patriot National Bancorp, Inc., Patriot National Bank and PNBK Holdings LLC, dated as of August 30, 2010
99.1	Press Release dated August 31, 2010

Item 1.01	Entry into a Material Definitive Agreement

On December 17, 2009, Patriot National Bancorp, Inc. (the “Company”) announced that it had entered into a Securities Purchase Agreement (the “SPA”) dated as of December 16, 2009, by and among the Company, its wholly owned subsidiary, Patriot National Bank (the “Bank”), and PNBK Holdings LLC (“Holdings”), pursuant to which Holdings agreed to invest up to $50,000,000 to purchase up to 33,333,333 shares of Company common stock (as adjusted) at a purchase price of $1.50 per share.

On May 4, 2010, the Company announced that it had entered into a First Amendment to Securities Purchase Agreement (the “First Amendment”), dated as of May 3, 2010, by and among the Company, the Bank and Holdings, to extend the outside closing date of the SPA to no later than August 31, 2010, unless mutually consented to in writing by the parties.

On August 30, 2010, the Company, the Bank and Holdings entered into a Second Amendment to Securities Purchase Agreement (the “Second Amendment”), extending the outside closing date of the SPA to October 15, 2010.  The Second Amendment provides that the SPA shall automatically terminate if the transactions contemplated by the SPA are not consummated by 5:00 p.m., October 15, 2010.

The foregoing description of the terms of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

On August 31, 2010, the Company issued a press release reporting the entry into the Second Amendment.   A copy of the press release is being filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable. (b) Not applicable. (c) Not applicable. (d) Exhibits
	Exhibit No.	Description
	10.1	Second Amendment to Securities Purchase Agreement, by and among Patriot National Bancorp, Inc., Patriot National Bank and PNBK Holdings LLC, dated as of August 30, 2010

	99.1	Press Release dated August 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

August 31, 2010	By: /s/ Robert F. O'Connell
Robert F. O'Connell
Senior Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Securities Purchase Agreement, by and among Patriot National Bancorp, Inc., Patriot National Bank and PNBK Holdings LLC, dated as of August 30, 2010

99.1	Press Release dated August 31, 2010